UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 11, 2018

FIVE STAR SENIOR LIVING INC.

(Exact Name of Registrant as Specified in Its Charter)

Maryland

(State or Other Jurisdiction of Incorporation)

001-16817	04-3516029
(Commission File Number)	(IRS Employer Identification No.)

400 Centre Street, Newton, Massachusetts	02458
(Address of Principal Executive Offices)	(Zip Code)

617-796-8387

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

In this Current Report on Form 8-K, the terms “we,” “us,” “our” and “the Company” refer to Five Star Senior Living Inc.

Item 5.02.  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On December 11, 2018, our Board of Directors, or our Board, elected Katherine E. Potter as our President and Chief Executive Officer effective January 1, 2019. Ms. Potter, age 42, is and has been our General Counsel since 2012 and one of our Executive Vice Presidents since May 2018, and she previously served as one of our Senior Vice Presidents since 2016 and one of our Vice Presidents since 2012. Ms. Potter will continue to serve as our Executive Vice President and General Counsel through December 31, 2018. Ms. Potter also serves as a Senior Vice President of The RMR Group LLC, or RMR LLC, our business manager. Prior to joining us, Ms. Potter practiced law for over 10 years, focusing on corporate, securities, mergers and acquisitions, corporate governance and other transactional matters. Ms. Potter was an associate at the law firm of Sullivan & Worcester LLP from 2005 to 2011, and was an attorney at the law firm of Burns & Levinson LLP from 2011 to 2012. Ms. Potter has no family relationships with any of our Directors or executive officers.

Ms. Potter will replace Bruce J. Mackey Jr. as our President and Chief Executive Officer. Mr. Mackey will be stepping down as our President and Chief Executive Officer, effective December 31, 2018.

In connection with Mr. Mackey stepping down as our President and Chief Executive Officer, we entered into a letter agreement with Mr. Mackey and RMR LLC, dated December 11, 2018. Pursuant to the letter agreement, Mr. Mackey will continue to serve as our President and Chief Executive Officer through December 31, 2018, and thereafter through December 31, 2019, if not earlier accelerated, or the separation date, as our non-executive employee in order to continue to assist in transitioning his duties and responsibilities to his successor. Under the letter agreement, Mr. Mackey will receive transition payments at the rate of $10,000 per month from January 1, 2019 until the separation date, and, subject to Mr. Mackey signing a customary release, a cash payment from us in the amount of $600,000 and release payments in the aggregate amount of $550,000. RMR LLC will pay 20% and we will pay 80% of the transition payments and release payments payable to Mr. Mackey pursuant to the letter agreement. Pursuant to the letter agreement, the vesting of any shares of our common stock previously granted to Mr. Mackey under our equity compensation plan that remain unvested will be accelerated upon the separation date, and Mr. Mackey will not receive any additional share awards from us. Also pursuant to the letter agreement and in accordance with applicable law, Mr. Mackey may revoke certain provisions of the agreement until December 18, 2018, in which event Mr. Mackey would not be entitled to any of the release payments and benefits set forth in such agreement.

Mr. Mackey’s letter agreement contains other terms and conditions, including cooperation, confidentiality, non-solicitation and other covenants, and a waiver and release.  Mr. Mackey’s letter agreement also contains certain terms relating to RMR LLC and other companies to which RMR LLC or its affiliate provides management services.

The foregoing description of the letter agreement is qualified in its entirety by reference to the full text of the letter agreement, a copy of which is filed as Exhibit 10.1 hereto and is incorporated herein by reference.

Information Regarding Certain Relationships and Related Person Transactions

RMR LLC provides management services to us. The RMR Group Inc., or RMR Inc., the managing member of RMR LLC, is controlled by Adam Portnoy as the sole trustee, an officer and the controlling shareholder of ABP Trust. A subsidiary of ABP Trust is our largest stockholder, owning, as of September 30, 2018, 17,999,999 of our common shares, or approximately 35.6% of our outstanding common shares. Executive officers of the Company are also officers of RMR LLC. Another subsidiary of ABP Trust is the landlord for our headquarters.  For further information about these and other such relationships and related person transactions, please see our Quarterly Report on Form 10-Q for the quarter ended September 30, 2018, or our Quarterly Report, our Annual Report on Form 10-K

for the year ended December 31, 2017, or our Annual Report, our definitive Proxy Statement for our 2018 Annual Meeting of Stockholders, or our Proxy Statement, and our other filings with the Securities and Exchange Commission, or the SEC, including Notes 9, 10 and 11 to our condensed consolidated financial statements included in our Quarterly Report and the sections captioned “Management’s Discussion and Analysis of Financial Condition and Results of Operations—Related Person Transactions” and “Warning Concerning Forward Looking Statements” of our Quarterly Report, Notes 9, 15 and 16 to our consolidated financial statements included in our Annual Report and the sections captioned “Business”, “Management’s Discussion and Analysis of Financial Condition and Results of Operations—Related Person Transactions” and “Warning Concerning Forward Looking Statements” of our Annual Report and the section captioned “Related Person Transactions” and the information regarding our Directors and executive officers included in our Proxy Statement. In addition, please see the section captioned “Risk Factors” of our Annual Report for a description of risks that may arise as a result of these and other such relationships and related person transactions. Our filings with the SEC and copies of certain of our agreements with these related parties are publicly available as exhibits to our public filings with the SEC and accessible at the SEC’s website, www.sec.gov.

Item 9.01.                Financial Statements and Exhibits.

(d)  Exhibits.

10.1	Letter Agreement dated December 11, 2018, between the Company, The RMR Group LLC and Bruce J. Mackey Jr.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FIVE STAR SENIOR LIVING INC.

	By:	/s/ Richard A. Doyle
	Name:	Richard A. Doyle
	Title:	Executive Vice President, Chief Financial Officer and Treasurer

Date: December 12, 2018